SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 21, 2010

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34814 (Commission File No.)	27-2631712 (IRS Employer Identification Number)

700 Kansas Avenue, Topeka, Kansas 66603

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (785) 235-1341

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS

On December 21, 2010, Capitol Federal Financial, Inc. (the "Company"), the new holding company for Capitol Federal Savings Bank, announced the completion of its second step conversion and $1.2 billion stock offering.

The Company also announced that it became the holding company for Capitol Federal Savings Bank and Capitol Federal Savings Bank MHC and Capitol Federal Financial ceased to exist.

The foregoing description is only a summary and is qualified in its entirety to the full text of the release which is included as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

           Exhibit 99 - Press Release dated December 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: December 23, 2010	By:	/s/ Kent G. Townsend Kent G. Townsend Executive Vice President and CFO

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